Third Quarter 2023 Results November 7, 2023

2 Non-GAAP financial measures and forward-looking statements Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this presentation. The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); adjusted EBITDA margin; free cash flow and free cash flow as a percentage of adjusted EBITDA (“free cash flow conversion”); adjusted free cash flow and adjusted free cash flow as a percentage of adjusted EBITDA (“adjusted free cash flow conversion”); net debt, gross leverage and net leverage; and adjusted net income and adjusted diluted earnings per share (“adjusted diluted EPS”). We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted diluted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA and adjusted EBITDA margin improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net income and adjusted diluted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that free cash flow, free cash flow conversion, adjusted free cash flow and adjusted free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs. We believe that net debt, gross leverage and net leverage are important measures of our overall liquidity position. Net debt is calculated by removing cash and cash equivalents from our reported total debt. Gross leverage is calculated as reported total debt as a ratio of trailing twelve months adjusted EBITDA. Net leverage is calculated as net debt as a ratio of trailing twelve months adjusted EBITDA. Forward-looking statements This presentation includes forward-looking statements, including statements relating to our outlook and financial year 2023 assumptions. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,“ "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 Q3 2023 highlights 1 Solid execution in a soft freight market 2 Brokerage gaining profitable share with support from complementary services 3 Continued sales and pipeline momentum 4 Strategic technology and growth investments 5 Strong liquidity position and optimized capital structure

4 Third-quarter financial and operating results Solid execution in a soft freight market RXO’s brokerage business continues to outperform and gain profitable market share Adjusted EBITDA and margin %1 Q3 22 Q3 23 Brokerage y/y volume growth $223M $173M $0 $50 $100 $150 $200 $250 $300 Q3 22 Q3 23 17.7% 19.6% Gross margin $ and % (1) See the “Non-GAAP financial measures” section. + 18% $66M $26M 540.00% 545.00% 550.00% 555.00% 560.00% 565.00% 570.00% 575.00% 580.00% 585.00% 590.00% $0 $20 $40 $60 $80 $100 $120 $140 Q3 22 Q3 23 2.7% 5.8%

Diversified business; profitable brokerage share gains continued in Q3

Brokerage

- Volume growth of 18% y/y
  - **Full-truckload volume growth of 13% y/y, and +58% y/y on 3-year stack**
  - LTL volume growth of 55% y/y
- Sales pipeline +115% on 2-year stack
- Strong profitability, gross margin of 15.1%

Complementary services

- Gross margin 20.0%, +90bps y/y
- Managed Trans. y/y synergy volumes up strongly
  - Secured key wins that will be onboarded in 2024
- Last Mile Q3 EBITDA up y/y
  - Continue to expect FY2023 Last Mile EBITDA to grow y/y

Revenue by service offering



6%
11%
25%
59%
Truck Brokerage
Last Mile
Managed Transportation
Freight Forwarding

Note: Excludes impact of eliminations.
Numbers may not add up to 100% due to rounding.

RXO

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6 • Onboarded new Brokerage employees in the quarter ‒ Brokerage headcount increased both year-over-year and sequentially • Expanded several brokerage service offerings ‒ Continue to invest in other modes with significant momentum in LTL ‒ Added drop-trailer capacity with Flex Fleet Program, increasing platform stickiness RXO continues to invest in the future – Q3 highlights Growth Technology Productivity • Launched enhancements to RXO Connect™ platform, including: ‒ Enhanced pricing algorithms ‒ ESG dashboards ‒ Dedicated lane capabilities • Continuous improvement helping drive engagement ‒ 97% of Q3 loads were created or covered digitally ‒ 77% 7-day carrier retention • New Natural Language Processing solutions implemented for automated order creation • GenAl pilots for sales enablement and helpdesk / support • Added contract pricing automation for new service types

7 Q3 2023 adjusted EPS bridge Earnings Per Share Q3-23 Q3-22 GAAP Diluted EPS $(0.01) $0.11 Amortization of intangible assets 0.03 0.04 Transaction, integration, restructuring and other costs 0.04 0.25 Income tax associated with adjustments above1 (0.01) (0.06) Adjusted Diluted EPS2 $ 0.05 $ 0.34 RXO delivered Q3 2023 adjusted diluted EPS of $0.05 (1) The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. (2) See the “Non-GAAP financial measures” section.

Trailing 6-month cash walks

Adjusted free cash flow[1]



$64
$8
$(34)
$5
$(18)
$15M of tax timing outflows
$(19)
$6
Includes $8M use for increased Quick Pay adoption
Adjusted EBITDA[1,2]
Stock-based Comp.
CapEx
Changes in W/C
Cash Interest
Cash Taxes
Adjusted FCF[1]

Cash balance



$121
$6
$(12)
$(5)
$(2)
$(4)
$104
3/31/2023 Cash
6-month Adj. FCF[1]
Restructuring + T&I
Tax Witholding - RSU
Share Repo
Financing & other
9/30/2023 Cash

Adj. free cash flow impacted by increased Quick Pay adoption and $15M of tax timing outflows

RXO

Note: In millions.
(1) Adjusted EBITDA and Adjusted FCF are Non-GAAP financial measures.
(2) Adjusted EBITDA excludes certain NEO spin-related stock-based compensation.

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9 Q3 balance sheet snapshot (prior to optimization) 2.8x 2.1x Gross* Net** Capital structure (millions) Q3 2023 Current maturities of long-term debt $ 3 Long-term debt 451 Total debt $ 454 Less: Cash 104 Net debt1 $ 350 Available liquidity (millions) Q3 2023 Cash $ 104 Revolver 500 Total capacity $ 604 (1) See the “Non-GAAP financial measures” section. * Calculated as reported debt divided by LTM Adjusted EBITDA. ** Calculated as reported debt less reported cash, divided by LTM Adjusted EBITDA. Leverage1 • RXO continues to have a strong liquidity position, with total liquidity of $604M at the end of Q3 • LTM leverage increased as RXO lapped 2022 adjusted EBITDA, the peak of the prior freight cycle

10 Optimized capital structure Capital structure (millions) 9/30/2023 9/30/2023 Pro Forma Revolver capacity $500 $600 Term loan $100 - 7.5% notes due 2027 $347 $347 Finance leases and other $7 $7 Gross debt $454 $354* Less: Cash ($104) ($4)* Net debt $350 $350 Total liquidity $604 $604 Annualized pre-tax interest expense, net $33 $32 * Assumes 9/30/2023 cash balance and gross debt balance, less $100mm term loan paydown. • Exercised revolver accordion feature, adding $100M capacity • Paid down term loan, expecting >$1M of annualized pre-tax interest savings • Gross debt decreased; net debt and liquidity position unchanged >$1M Annualized Savings

11 Historical y/y brokerage revenue per load and gross margin trends Consistently strong brokerage gross margin across freight cycles • Q3 y/y revenue per load decline moderated ~700 basis points when compared to Q2 • Length of haul and mix shift were headwinds to Q3 revenue per load • Revenue per load declined mid-teens % y/y in Q3 when adjusted for length of haul, mix and changes in fuel prices, in-line with market

12 Q3 monthly brokerage gross margin trends Gross profit per load in the month of September improved by greater than 20% vs. July’s low • Improved freight market throughout the quarter ‒ Buy-rates cooled in produce regions that impacted Q2 ‒ Tender rejections increased ‒ National load-to-truck ratio increased throughout the quarter ‒ Improved retail/e-commerce customer inventory levels • RXO-specific profitability improvement ‒ Leveraged technology and took further buy-side actions ‒ Sell-rate improvement as the quarter progressed ‒ Gross profit per load improved every month throughout the quarter ‒ October at similar levels to September

13 Historical volumes and gross profit per load trends RXO’s brokerage gross profit per load declines moderated in Q3 2023 with significant volume growth

Outlook commentary and FY 2023 assumptions

Outlook commentary

- Q4 companywide sequential adjusted EBITDA[1] growth
- Q4 year-over-year brokerage volume growth
- Last Mile FY 2023 EBITDA growth vs. FY 2022

FY 2023 assumptions

- Capital expenditures: $60-$65M, incl. strategic real estate investments
- Depreciation and amortization: ~$70M
- Stock-based compensation: $20-$22M
- Net interest expense: $32-$33M
- Adjusted effective tax rate: ~25%
- Diluted weighted-average shares outstanding: ~120 million[2]

RXO

(1) See the "Non-GAAP financial measures" section.
(2) Does not assume any reduction in share count associated with RXO's $125mm stock repurchase program.

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15 Key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above-market growth and high profitability 3 Proprietary technology drives efficiency, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Market-leading platform with complementary transportation solutions 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Diverse exposure across attractive end markets 8 Experienced and proven leadership team

16 Appendix

17 RXO technology adoption update 81% 97% Q3 23 Q3 23 75% 77% Q3 22 Q3 23 7-day carrier retentionLoads created or covered digitally Loads created or covered digitally increased and RXO maintained a strong 7-day carrier retention Weekly average users Flat y/y Active network carriers +1% q/q

Financial reconciliations

Reconciliation of net income (loss) to adjusted EBITDA and adjusted EBITDA margin

(Dollars in millions)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Six Months Ended September 30, 2023 [3]	Twelve Months Ended September 30, 2023 [4]	Year Ended December 31, 2022
Net income (loss)	**$ (1)**	**$ 13**	**$ 2**	**$ 96**	**$ 2**	**$ (2)**	**$ 92**
Interest expense (income), net	8	(1)	24	(1)	16	29	4
Income tax provision (benefit)	(2)	2	(2)	29	1	(4)	27
Depreciation and amortization expense	16	23	52	65	34	73	86
Transaction and integration costs	2	23	12	44	6	52	84
Restructuring and other costs	3	6	13	9	5	17	13
Adjusted EBITDA [1]	**$ 26**	**$ 66**	**$ 101**	**$ 242**	**$ 64**	**$ 165**	**$ 306**
Revenue	$ 976	$ 1,138	$ 2,949	$ 3,676	1,939	4,069	4,796
Adjusted EBITDA margin [1,2]	**2.7%**	**5.8%**	**3.4%**	**6.6%**	**3.3%**	**4.1%**	**6.4%**

RXO

(1) See the "Non-GAAP financial measures" section.
(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.
(3) Trailing six months ended September 30, 2023 is calculated as the nine months ended September 30, 2023 less the three months ended March 31, 2023.
(4) Trailing twelve months ended September 30, 2023 is calculated as the nine months ended September 30, 2023 plus the twelve months ended December 31, 2022 less the nine months ended September 30, 2022.

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19 Financial reconciliations (cont.) (1) The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. (2) See the "Non-GAAP financial measures" section. Reconciliation of net income (loss) to adjusted net income and adjusted diluted earnings per share (Dollars in millions, shares in thousands, except per share amounts) 2023 2022 2023 2022 Net income (loss) (1)$ 13$ 2$ 96$ Amortization of intangible assets 4 5 10 16 Transaction and integration costs 2 23 12 44 Restructuring and other costs 3 6 13 9 Income tax associated with the adjustments above 1 (2) (8) (8) (17) Adjusted net income 2 6$ 39$ 29$ 148$ Adjusted diluted earnings per share 2 0.05$ 0.34$ 0.24$ 1.29$ Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 119,416 115,163 119,415 115,163 Nine Months Ended September 30,Three Months Ended September 30,

20 (1) See the “Non-GAAP financial measures” section. (2) Includes the cash component of these line items. (3) Adjusted EBITDA for all periods presented is reconciled above. (4) Free cash flow conversion from adjusted EBITDA is calculated as free cash flow divided by adjusted EBITDA. (5) Adjusted free cash flow conversion from adjusted EBITDA is calculated as adjusted free cash flow divided by adjusted EBITDA. Financial reconciliations (cont.) Reconciliation of cash flows from operating activities to free cash flow and adjusted free cash flow Six Months Ended September 30, Three Months Ended March 31, (Dollars in millions) 2023 2022 2023 2023 Net cash provided by operating activities 70$ 234$ 28$ 42$ Payment for purchases of property and equipment (46) (39) (34) (12) Proceeds from sale of property and equipment - 1 - - Free cash flow 1 24$ 196$ (6)$ 30$ Transaction and integration costs 2 7 43 3 4 Restructuring and other costs 2 12 7 9 3 Adjusted free cash flow 1 43$ 246$ 6$ 37$ Adjusted EBITDA 1, 3 101$ 242$ 64$ 37$ Free cash flow conversion from adjusted EBITDA 1, 4 23.8% 81.0% -9.4% 81.1% Adjusted free cash flow conversion from adjusted EBITDA 1, 5 42.6% 101.7% 9.4% 100.0% Nine Months Ended September 30,

Financial reconciliations (cont.)

Calculation of gross margin and gross margin as a percentage of revenue

(Dollars in millions)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Revenue				
Truck brokerage	$ 591	$ 686	$ 1,748	$ 2,265
Complementary services [1]	419	487	1,293	1,518
Eliminations	(34)	(35)	(92)	(107)
Revenue	$ 976	$ 1,138	$ 2,949	$ 3,676
Cost of transportation and services (exclusive of depreciation and amortization)				
Truck brokerage	$ 501	$ 556	$ 1,474	$ 1,844
Complementary services [1]	275	336	842	1,045
Eliminations	(34)	(35)	(92)	(107)
Cost of transportation and services (exclusive of depreciation and amortization)	$ 742	$ 857	$ 2,224	$ 2,782
Direct operating expense (exclusive of depreciation and amortization)				
Truck brokerage	$ 1	$ -	$ 1	$ -
Complementary services [1]	58	56	178	167
Direct operating expense (exclusive of depreciation and amortization)	$ 59	$ 56	$ 179	$ 167
Direct depreciation and amortization expense				
Truck brokerage	$ -	$ -	$ -	$ -
Complementary services [1]	2	2	5	4
Direct depreciation and amortization expense	$ 2	$ 2	$ 5	$ 4
Gross margin				
Truck brokerage	$ 89	$ 130	$ 273	$ 421
Complementary services [1]	84	93	268	302
Gross margin	$ 173	$ 223	$ 541	$ 723
Gross margin as a percentage of revenue				
Truck brokerage	15.1%	19.0%	15.6%	18.6%
Complementary services [1]	20.0%	19.1%	20.7%	19.9%
Gross margin as a percentage of revenue	17.7%	19.6%	18.3%	19.7%

(1) Complementary services include freight forwarding, last mile and managed transportation services.

RXO

21

22 Financial reconciliations (cont.) (1) See the “Non-GAAP financial measures” section. Reconciliation of net debt, gross leverage and net leverage September 30, (Dollars in millions) 2023 Reconciliation of net debt Total debt 454$ Cash and cash equivalents 104 Net debt 1 350$ Reconciliation of gross leverage Total debt 454$ Adjusted EBITDA for the trailing twelve months September 30, 2023 165$ Gross leverage 1 2.8x Reconciliation of net leverage Net debt 1 350$ Adjusted EBITDA for the trailing twelve months September 30, 2023 165$ Net leverage 1 2.1x